EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

X
In re	:	Chapter 11 Case No.
:
:
MOTORS LIQUIDATION COMPANY, et al., f/k/a General Motors Corp., et al.	: :	09-50026 (REG)
:
Debtors.	:	(Jointly Administered)
:
X

MONTHLY OPERATING REPORT FOR THE MONTH
ENDED DECMBER 31, 2010

DEBTORS’ ADDRESS:                  401 S. Old Woodward, Suite 370, Birmingham, MI  48009

I declare under penalty of perjury (28 U.S.C Section 1746) that the report and the attached documents are true and accurate to the best of my knowledge and belief.

/s/ James Selzer
James Selzer
Vice President and Treasurer

DATE: February 10, 2011

Case No.: 09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED DECEMBER 31, 2010
LISTING OF DEBTORS

Debtor Name:	Case Number:

Motors Liquidation Company	09-50026
MLCS, LLC	09-50027
MLCS Distribution Corporation	09-50028
MLC of Harlem, Inc.	09-13558
Remediation and Liability Management Company, Inc.	09-50029
Environmental Corporate Remediation Company, Inc.	09-50030

Case No.: 09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED DECEMBER 31, 2010
INDEX TO CONDENSED COMBINED FINANCIAL STATEMENTS AND SCHEDULES

			Page

Financial Statements:

	Condensed Combined Debtors-In-Possession Statements of Operations		4
	for the month ended December 31, 2010 and the filing to date
	period ended December 31, 2010
	Condensed Combined Debtors-In-Possession Statement of Net Assets (Liabilities)		5
	as of December 31, 2010
	Condensed Combined Debtors-In-Possession Statements of Cash Flows		6
	for the month ended December 31, 2010 and the filing to date
	period ended December 31, 2010

Notes to Monthly Operating Report:

	Note 1	Reorganization Proceedings	7
	Note 2	Basis of Presentation	9
	Note 3	DIP Facility	11
	Note 4	Liabilities Subject to Compromise	12
	Note 5	Reorganization Items	14
	Note 6	Post-petition Accounts Payable	14

Schedules:

	Schedule 1	Summary of Monthly Disbursements
		for the month ended December 31, 2010	15
	Schedule 2	Payments to Insiders	16
	Schedule 3	Professional Fees Paid	17
	Schedule 4	Retainers Paid to Professionals	18
	Schedule 5	Status of Post-Petition Taxes Paid	19
	Schedule 6	Debtor Questionnaire	20

	Condensed Combining Debtors-In-Possession Statement of Operations		21
	for the month ended December 31, 2010
	Condensed Combining Debtors-In-Possession Statement of Operations		22
	for the filing to date period ended December 31, 2010
	Condensed Combining Debtor-In-Possession Statement of Net Assets (Liabilities)		23
	as of December 31, 2010

Case No.: 09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED DECEMBER 31, 2010
CONDENSED COMBINED DEBTORS-IN-POSSESSION STATEMENTS OF OPERATIONS
(Unaudited in thousands of U.S. Dollars)

	Month Ended December 31, 2010	Filing to Date

Rental and other income	$774	$30,136

Selling, administrative and other expenses	2,077	152,498

Operating loss	(1,303)	(122,362)

Interest expense	5,391	90,922
Interest income	(940)	(6,922)

Loss before reorganization items and income taxes	(5,754)	(206,362)

Reorganization items	7,037	2,038,643

Loss before income taxes	(12,791)	(2,245,005)

Income taxes	-	7

Net loss	$(12,791)	$(2,245,012)

See accompanying notes to condensed combined financial statements

Case No.: 09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED DECEMBER 31, 2010
CONDENSED COMBINED DEBTORS-IN-POSSESSION STATEMENT OF NET ASSETS (LIABILITIES)
(Unaudited in thousands of U.S. Dollars)

December 31, 2010
Assets:

Cash and cash equivalents	$243,746
Short term investments in U.S. Treasury securities	346,140
Due from affiliates	20
Prepaid expenses	1,962
Other current assets	23,499

Total current assets	615,367

Property, plant and equipment
Land and building	79,878
Machinery and equipment	31,249

Total property, plant and equipment	111,127

Investment in GMC	-
Investments in U.S. Treasury securities	346,757
Restricted cash	71,886
Other assets	215

Total assets	$1,145,352

Liabilities:

Debtor-in-possession financing	$1,252,184
Accounts payable	6,091
Due to GM LLC	906
Due to affiliates	959
Accrued sales, use and other taxes	3,378
Accrued professional fees	26,630
Environmental reserves	523,784
Other accrued liabilities	14,218

Total current liabilities	1,828,150

Liabilities subject to compromise	35,020,222

Total liabilities	36,848,372

Net assets (liabilities)	$(35,703,020)

See accompanying notes to condensed combined financial statements

Case No.: 09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED DECEMBER 31, 2010
CONDENSED COMBINED DEBTORS-IN-POSSESSION STATEMENTS OF CASH FLOWS
(Unaudited in thousands of U.S. Dollars)

	Month Ended December 31, 2010	Filing to Date

Cash flows from operating activities:

Net loss	$(12,791)	$(2,245,012)
Adjustments to reconcile net loss to net cash
used in operating activities:

Non cash interest expense	5,391	90,922
Amortization of premium / (discount) on	285	(1,405)
investments in U.S. Treasury securities
Reorganization items	7,037	2,038,643
Reorganization related payments	(22,495)	(195,679)

Changes in assets and liabilities that used cash:

Due from affiliates	(5)	1,253
Prepaid expenses	216	(1,962)
Due to GM LLC	581	(504)
Other current assets	(721)	(3,101)
Other assets	-	(215)
Accounts payable	(2,334)	6,013
Accrued payroll and employee benefits	-	(163)
Accrued sales, use and other taxes	416	3,378
Environmental reserves	(1,478)	(2,355)
Other accrued liabilities	(11)	827

Net cash used in operating activities	(25,909)	(309,360)

Cash flows from investing activities:

Purchases of U.S. Treasury securities	(498)	(5,248,747)
Maturities of U.S. Treasury securities	-	4,557,024
Proceeds from disposal of assets	17,309	60,456
Proceeds from sale and dissolution of subsidiaries	-	19,183
Changes in restricted cash	1,874	(5,426)

Net cash provided by (used in) investing activities	18,685	(617,510)

Decrease in cash and cash equivalents	(7,224)	(926,870)
Cash and cash equivalents at beginning of period	250,970	1,170,616

Cash and cash equivalents at end of period	$243,746	$243,746

See accompanying notes to condensed combined financial statements

Case No.: 09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED DECEMBER 31, 2010
NOTES TO MONTHLY OPERATING REPORT

Note 1 – Reorganization Proceedings

On June 1, 2009 (the “Commencement Date”), Motors Liquidation Company (f/k/a General Motors Corporation) (“MLC”) and three of its affiliates, MLCS, LLC (f/k/a Saturn, LLC) (“MLCS”), MLCS Distribution Corporation (f/k/a Saturn Distribution Corporation) (“MLCS Distribution”), and MLC of Harlem, Inc. (f/k/a Chevrolet-Saturn of Harlem Inc.) (“MLC Harlem” and collectively with MLC, MLCS, and MLCS Distribution, the “First Filed Debtors”) commenced cases under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).

On October 9, 2009, two additional debtors, Remediation and Liability Management Company, Inc. (“REALM”) and Environmental Corporate Remediation Company, Inc. (“ENCORE”) (together, the “Second Filed Debtors”, and collectively with the First Filed Debtors, the "Debtors")  commenced cases jointly administered with the cases of the First Filed Debtors.  The Debtors are authorized to operate their businesses and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.  The Debtors’ chapter 11 cases are being jointly administered for procedural purposes only under case number 09-50026 (REG) pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure.  As described below in more detail, on July 10, 2009, each of the First Filed Debtors sold substantially all of its assets (the “GM Asset Sale”) to a company now known as General Motors, LLC (“New GM”), an entity formed by the United States Treasury, which is now an indirect, wholly-owned subsidiary of an entity now known as General Motors Company.

A description of each of the Debtors is set forth below:

•
Motors Liquidation Company – MLC, a Delaware corporation, historically was the primary operating company of the Debtors, although certain operations were conducted through direct and indirect subsidiaries.  As such, MLC now owns most of the assets, liabilities and contracts that were retained by the Debtors following the GM Asset Sale.

•	MLCS, LLC – MLCS, a Delaware limited liability company and a direct subsidiary of MLC, was formed in 1985 to develop, manufacture, and market a line of passenger cars under the “Saturn” brand.

•
MLCS Distribution Corporation – MLCS Distribution, a Delaware corporation and a direct subsidiary of MLCS, was formed in 1987 to distribute automobiles produced by MLCS and was the primary contracting entity with the Saturn retailer network.

•	MLC of Harlem, Inc. – MLC Harlem, a Delaware corporation and a direct subsidiary of MLC, was formed in 2004 to operate an automobile dealership in New York, New York.

•	Remediation and Liability Management Company, Inc. – REALM, a Michigan corporation and a direct subsidiary of MLC, was formed in 1984 to manage environmental

Case No.: 09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED DECEMBER 31, 2010
NOTES TO MONTHLY OPERATING REPORT

remediation liabilities, including assessing, investigating, and discharging environmental liabilities associated with domestic and international properties affiliated with MLC.

•
Environmental Corporate Remediation Company, Inc. – ENCORE, a Delaware corporation and a direct subsidiary of MLC, was formed in 1989 to manage environmental remediation liabilities, including assessing, investigating, and discharging environmental liabilities associated with domestic and international properties affiliated with MLC.

On July 10, 2009 (the “Closing Date”), each of the First Filed Debtors consummated a sale of substantially all of its assets (the “GM Asset Sale”) to New GM pursuant to (i) that certain Amended and Restated Master Sale and Purchase Agreement (the “MSPA”), dated June 26, 2009, as amended, among the First Filed Debtors and New GM and (ii) an order of the Bankruptcy Court, dated July 5, 2009 (Docket Number 2968) (the “Sale Order”).

The purchase price paid by New GM for the First Filed Debtors’ assets equaled the sum of (i) a credit bid of certain amounts outstanding under MLC’s prepetition credit agreement with the U.S. Treasury and MLC’s debtor-in-possession financing facility (the “DIP Facility”), (ii) the U.S. Treasury’s return of warrants previously issued to the U.S. Treasury by MLC, (iii) the issuance by New GM to MLC of (a) 150,000,000 shares (as adjusted as of the date of this report) (10%) of New GM’s common stock and (b) warrants to acquire newly issued shares of New GM common stock exercisable for a total of 272,727,270 shares (as adjusted as of the date of this report) of New GM’s common stock (15% of New GM’s common stock on a fully diluted basis) on the respective terms specified therein, and (iv) the assumption by New GM or its designated subsidiaries of certain specified liabilities of the First Filed Debtors.  The MSPA also provides that in the event that the estimated aggregate general unsecured claims against the Debtors, as determined by the Bankruptcy Court upon the request of MLC, exceeds $35 billion, New GM is required to issue, as an adjustment to the purchase price, up to approximately an additional 2% of its common stock (the “Adjustment Shares” and collectively with the New GM common stock and warrants (and any securities received in respect thereof) set forth in (iii), the “New GM Equity Interests”) to MLC, based on the extent to which such claims exceed $35 billion, with the full amount of the Adjustment Shares being payable if such excess amount is greater than or equal to $7 billion.

On October 19, 2009, New GM completed a holding company reorganization pursuant to which all of the outstanding shares of common stock and preferred stock of New GM were exchanged on a one-for-one basis for shares of common stock and preferred stock of a newly organized Delaware corporation (“New GM HoldCo”) that now bears the name General Motors Company.  As such, the New GM Equity Interests now represent equity interests in New GM HoldCo.

The Debtors have not undertaken a valuation of its New GM Equity Interests.  On November 17, 2010 New GM executed an initial public offering of common stock.  The stock is traded on the New York Stock Exchange under the ticker symbol “GM”.  The closing price of the common stock on January 31, 2011 was $36.49 per share.

Case No.: 09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED DECEMBER 31, 2010
NOTES TO MONTHLY OPERATING REPORT

On August 31, 2010, the Debtors filed their Joint Chapter 11 Plan (the "Plan"), together with a proposed disclosure statement.  On September 3, 2010, the Debtors filed a motion for an order approving the disclosure statement and solicitation procedures for the Plan.  The disclosure statement was approved by order of the Bankruptcy Court dated December 8, 2010.  A hearing on the confirmation of the Plan is currently scheduled for March 3, 2011.

Note 2 – Basis of Presentation

General

This Monthly Operating Report has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in the Debtors’ chapter 11 cases and is in a format acceptable to the Office of the United States Trustee for the Southern District of New York.  The financial information contained herein is preliminary and unaudited and does not purport to show the financial statements of any of the Debtors in accordance with accounting principles generally accepted in the United States of America (“GAAP”), and therefore may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals, valuations and disclosure items.

The condensed combined statements of operations presented in this Monthly Operating Report are for the month ended December 31, 2010 and the filing to date period ended December 31, 2010.  The condensed combined statement of net assets (liabilities) is presented as of December 31, 2010.  The condensed combined statements of cash flows presented are for the month ended December 31, 2010 and the filing to date period ended December 31, 2010.

These condensed combined financial statements included herein include normal recurring adjustments, but not all of the adjustments that would typically be made for quarterly and annual financial statements prepared in accordance with GAAP.  In addition, certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted.

Furthermore, the monthly information presented herein, has not been subjected to the same level of accounting review and testing that MLC historically applied in the preparation of its quarterly and annual financial information in accordance with GAAP.  Accordingly, the financial information herein is subject to change and any such change could be material.  The results of operations contained herein are not necessarily indicative of results which may be expected for any other period or the full year and may not reflect MLC’s results of operation, net assets and cash flows in the future.

Accounting Requirements

The condensed combined financial statements herein have been prepared in accordance with the guidance in American Institute of Certified Public Accountants Statement of Position 90-7, “Financial Reporting by Entities in Reorganization under the Bankruptcy Code” (SOP 90-7), which is applicable to companies operating under Chapter 11.  SOP 90-7 generally does not change the manner in which

Case No.: 09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED DECEMBER 31, 2010
NOTES TO MONTHLY OPERATING REPORT

financial statements are prepared.  However, it does require that the financial statements for periods subsequent to the filing of the chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business.

Basis of Accounting

The accompanying Monthly Operating Report has been prepared using the liquidation basis of accounting.  Assets are presented at estimated net realizable amounts based on the Debtors’ plans for liquidation.  Liabilities subject to compromise are presented at amounts expected to be allowed as claims and other liabilities are presented at amounts expected to be paid in settlement of the respective obligations.

Cash and Cash Equivalents

Cash and cash equivalents consist of cash and highly liquid investments in U.S. Treasury and U.S. Treasury backed securities with maturities of three months or less when purchased.

Property, Plant and Equipment

Property, plant and equipment are held for sale or disposal.  The estimated realizable values of property, plant and equipment are evaluated and adjusted based on the Debtors’ plans for disposition and available information regarding recoverable amounts.  Changes in estimated realizable values are recognized as reorganization items in the period they are identified.

Investments in U.S. Treasury Securities

Investments in U.S. Treasury securities consist of investments in U.S. Treasury  securities with maturities of 15 years or less.   A portion of these investments include U.S. Treasury Inflation Protected Securities (“TIPS”) with maturities matched to expected future cash outflows required to settle future obligations.  TIPS provide protection against inflation as measured by the Consumer Price Index for All Urban Consumers.

These investments are reflected as investments in U.S. Treasury securities on the accompanying statement of net assets (liabilities), with amounts maturing in one year or less classified as short term investments.  Accrued interest receivable at December 31, 2010 was $3,761,000 and is included in other current assets.

Case No.: 09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED DECEMBER 31, 2010
NOTES TO MONTHLY OPERATING REPORT

The expected net realizable values, maturities and current market values of these investments as of December 31, 2010 are as follows:

	(amounts in thousands of U.S. Dollars)

Maturity	Expected Net Realizable Value	Current Market Value	Unrealized gain / (loss)

Due in one year or less	$346,140	$347,241	$1,101
Due after one year through five years	14,438	13,987	(451)
Due after five years through 10 years	165,242	158,199	(7,043)
Due after 10 years	167,077	157,073	(10,004)

	$692,897	$676,500	$(16,397)

Investments in Subsidiaries

The Debtors’ interests in subsidiaries, including controlled non-Debtor subsidiaries, are presented at estimated realizable values in liquidation.

Environmental Reserves

Environmental reserves represents estimated costs to remediate, operate, monitor and maintain contaminated sites.  Environmental reserves were previously included in liabilities subject to compromise but have been reclassified to current liabilities as a result of the Environmental Response Consent Decree and Settlement Agreement entered into during October 2010.

Reorganization Items

The Monthly Operating Report presents expenses, gains and losses directly associated with the reorganization as reorganization items.  The amounts presented include professional fees associated with the reorganization, Office of the U.S. Trustee quarterly fees, realized gains and losses from dispositions of assets, changes in the estimated net realizable values of assets and amounts expected to be allowed as claims.

Income Taxes

The Debtors expect that no income tax obligations will be incurred as a result of reorganization operations, disposal of assets or settlement of liabilities.  As a result, the Monthly Operating Report does not include current or deferred income taxes.

Note 3 – DIP Facility

In connection with the closing of the GM Asset Sale, on July 10, 2009, the First Filed Debtors entered into an amended and restated DIP Facility (as restructured, amended and restated, the “Wind Down Facility”) with the U.S. Treasury and Export Development of Canada (collectively, the “DIP Lenders”).

Case No.: 09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED DECEMBER 31, 2010
NOTES TO MONTHLY OPERATING REPORT

The Wind Down Facility, which was approved by an order of the Bankruptcy Court, dated July 5, 2009 (Docket Number 2969), provides for loans in a principal amount of $1,175,000,000 (with interest paid in kind), all of which was drawn by the Debtors the day before the Closing Date.  The Wind Down Facility is non-recourse to the Debtors, and the obligations thereunder are secured by substantially all assets of the Debtors’ assets (other than the New GM Equity Interests and certain other assets that were excluded from the assets constituting collateral).  The Debtors currently expect that (i) the Wind Down Facility and the proceeds they recover from their remaining assets will be sufficient to pay the administrative expenses of winding down their estates and administering a chapter 11 plan and (ii) the proceeds of such asset sales will not be sufficient to pay down the Wind Down Facility in full.  Given the non-recourse nature of the Wind Down Facility, these two points together mean that it is expected that the only assets that will be available for distribution are the New GM Equity Interests and it is currently anticipated that all of the New GM Equity Interests will be available for distribution.  However, if the Wind Down Facility and the proceeds of the asset sales are insufficient to pay the administrative expenses of winding down the Debtors’ estates and administering a chapter 11 plan, the Debtors will have to use the New GM Equity Interests to pay such expenses.

Interest expense accrues quarterly and is paid in kind every three months beginning October 2009.  Approximately $15,798,000 of interest was paid in kind on October 13, 2010.  Accrued interest payable is included in other accrued liabilities on the statement of net assets (liabilities).

Total debtor in possession financing and accrued interest payable outstanding at December 31, 2010 were approximately $1,252,184,000 and $13,739,000, respectively.

Note 4 - Liabilities Subject to Compromise

As a result of the chapter 11 filings, the Debtors’ pre-petition indebtedness is subject to compromise or other treatment under a chapter 11 plan.  SOP 90-7 requires that pre-petition liabilities subject to compromise be reported at the amounts expected to be treated as allowed claims receiving distributions under a confirmed chapter 11 plan, even if they may be settled for lesser amounts.  The amounts currently classified as liabilities subject to compromise (the “LSTC Amounts”) represent the Debtors’ estimate of known or potential pre-petition claims to be addressed in connection with these chapter 11 cases based upon the Debtors’ books and records and the ongoing claims resolution process described below.

The Court established November 30, 2009 as the deadline to file proofs of claim against the First Filed Debtors and February 1, 2009 as the deadline to file proofs of claim against the Second Filed Debtors (together, the “Bar Dates”).  Over 68,000 proofs of claim were filed by the Bar Dates (the “Filed Proofs of Claim”), of which over 30,000 are litigation related.  The aggregate amount of all Filed Proofs of Claims, as of the Bar Date, exceeded $217 billion (the “Filed Amounts”); moreover, a large number of the Filed Proofs of Claim are unliquidated.  The Filed Proofs of Claim include, among other claims, unsecured bond debt claims, environmental remediation cost claims, personal injury claims, wrongful death claims, tort claims, product liability claims, contract dispute claims, indemnity claims, warranty

Case No.: 09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED DECEMBER 31, 2010
NOTES TO MONTHLY OPERATING REPORT

claims, class action claims, and claims for damages resulting from the rejection of executory contracts and unexpired leases.

The Debtors are actively evaluating the merits of the Filed Proofs of Claim to determine their validity and proper amount.  Only to the extent the Filed Proofs of Claim are ultimately “allowed,” either by agreement with the Debtors or by order of the Bankruptcy Court, will the holders of such claims be entitled to distribution under a chapter 11 plan.  To that end, the Debtors continue to engage in settlement discussions with various claimants seeking to reach agreement as to the allowed claim amounts.  The Debtors have also filed individual and omnibus objections to thousands of Filed Proofs of Claims, resulting in the disallowance and expungement of billions of dollars of Filed Proofs of Claim.  The Debtors expect to file additional objections to Filed Proofs of Claim as well.  Moreover, to facilitate the efficient resolution of the Filed Proofs of Claim and to distribute meaningful value to the Debtors’ creditors in an acceptable timeframe, upon the Debtors’ request, the Bankruptcy Court approved alternative dispute resolution procedures (the “ADR Procedures”) to resolve the Filed Proofs of Claim.  Though much progress has been made through these efforts, the Debtors have a substantial number of Filed Proofs of Claim left to resolve and, therefore, cannot determine the final amount of the Filed Proofs of Claim that will ultimately be allowed claims receiving distributions under a confirmed chapter 11 plan.  Furthermore, based on the Debtors’ current assessment of the validity of the Filed Proofs of Claim, the LSTC Amounts in many cases are lower than the Filed Amounts.

On November 12, 2009, the Bankruptcy Court approved a settlement agreement with certain labor unions and New GM.  The following labor unions accepted the settlement (“Participating Splinter Unions”):

•	IUE-CWA

•	USW

•	International Brotherhood of Electrical Workers

•	Michigan Regional Council of Carpenters, Local 687 and Interior Systems, Local 1045

•	International Brotherhood of Painters & Allied Trades of the U.S. and Canada, Sign & Display Union Local 59

•	International Union of Operating Engineers

•	United Catering Restaurant Bar & Hotel Workers

On June 22, 2010 and June 28, 2010, the International Brotherhood of Teamsters (”IBT”) and the International Association of Machinists and Aerospace Workers (“IAMAW”), respectively, accepted the settlement subject to Bankruptcy Court approval.  On July 14, 2010, the Debtors filed a motion with the Bankruptcy Court seeking approval of the addition of the IAMAW and the IBT as Participating Splinter Unions.  On August 9, 2010 the Bankruptcy Court entered an order approving the addition of the IAMAW and the IBT as Participating Splinter Unions.  As of December 31, 2010, the International Brotherhood of Boilermakers has not accepted the settlement (the "Non-Participating Splinter Union").  Under the terms of the settlement, MLC has agreed to fund up to $100 million of administrative

Case No.: 09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED DECEMBER 31, 2010
NOTES TO MONTHLY OPERATING REPORT

expenses for costs incurred for health benefit claims incurred on and after July 10, 2009 through December 31, 2009. All excess costs and costs incurred after December 31, 2009, shall be the responsibility of New GM whether or not those excess costs relate to Participating Splinter Unions or the Non‐Participating Splinter Union.

The settlement also grants the Participating Splinter Unions an allowed pre-petition unsecured claim in the amount of $1.0 billion to fully settle, satisfy and discharge all claims against MLC and its affiliates and former and present officers and directors.  As a result of the settlement, liabilities subject to compromise relating to union obligations were reduced by $2.5 billion and a corresponding gain on claim settlement was recorded to reorganization items (See Note 5) in the condensed statements of operations.

LSTC Amounts includes an approximate $1.0 billion liability relating to MLC’s guarantee of the 8.375% Notes due December 7, 2015 and the 8.875% Notes due July 10, 2023 (collectively, the “Nova Scotia Notes”) issued by MLC’s subsidiary, General Motors Nova Scotia Finance Company (“GM Nova Scotia”).  Any potential liabilities MLC may owe to GM Nova Scotia under Nova Scotia law as a result of an insolvency order in respect of GM Nova Scotia having been approved by the Nova Scotia Supreme Court on October 9, 2009, including potential liabilities related to GM Nova Scotia liabilities under (i) the Nova Scotia Notes or (ii) any transaction made pursuant to that certain ISDA Master Agreement dated as of October 15, 2001, as supplemented and modified by a Schedule, between GM Nova Scotia and MLC (which MLC assigned to New GM under the GM Asset Sale) are included herein.

LSTC Amounts included on the statement of net assets (liabilities) is $35 billion at December 31, 2010.  This represents the low end of the expected liabilities subject to compromise range of approximately $35 billion to $42 billion.  Accounting principles governing the recognition of a liability or loss contingency require the Debtors to use the low end of the expected range in circumstances when no amount within the expected range is a better estimate than any other amount.

Note 5 - Reorganization Items

SOP 90-7 requires that reorganization items, such as professional fees directly related to the process of reorganizing under Chapter 11 and provisions and adjustments to reflect the carrying value of certain pre-petition liabilities at their estimated allowable claim amounts, be reported separately.  The Debtors’ reorganization items for the month ended December 31, 2010 and the filing to date period ended  December 31, 2010 relate to professional fees, Office of the U.S. Trustee quarterly fees, adjustments to liabilities subject to compromise (See Note 4) and adjustments to assets and liabilities in accordance with the MSPA.

Note 6 - Post-petition Accounts Payable

The Debtors believe that all undisputed post-petition accounts payable have been or are being paid under agreed payment terms and the Debtors intend to continue paying all undisputed post-petition obligations as they become due.

Case No.: 09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED DECEMBER 31, 2010

SUMMARY OF MONTHLY DISBURSEMENTS
(Unaudited in thousands of U.S. Dollars)

Month Ended
Legal Entity	December 31, 2010

Motors Liquidation Company (f/k/a General Motors Corporation)	$26,265
MLCS, LLC	1
MLCS Distribution Corporation	1
MLC of Harlem, Inc.	1
Remediation and Liability Management Company, Inc.	117
Environmental Corporate Remediation Company, Inc.	13

Total disbursements	$26,398

Note: Payments made by Motors Liquidation Company on behalf of other Debtors are reflected in the disbursement totals for each respective Debtor.

United States Bankruptcy Court for the Southern District of New York
In re: Motors Liquidation Company, et al.
Case No.: 09-50026 (REG) (Jointly Administered)

Case No.: 09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED DECEMBER 31, 2010

PAYMENTS TO INSIDERS
(Unaudited in thousands of U.S. Dollars)

			Month Ended
Last Name	First Name	Type of Payment	December 31, 2010

Adair, Jr.	Wendell H.	BOD fees	$19
Case	Stephen H.	BOD fees	22
Holden	James P.	BOD fees	19

Total payments to insiders			$60

United States Bankruptcy Court for the Southern District of New York
In re: Motors Liquidation Company, et al.
Case No.: 09-50026 (REG) (Jointly Administered)

Case No.: 09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED DECEMBER 31, 2010

SCHEDULE OF PROFESSIONAL FEES PAID
(Unaudited in thousands of U.S. Dollars)

Month Ended
Retained Professional	December 31, 2010

AP Services, LLC	$9,078
Weil, Gotshal & Manges LLP	2,720
Garden City Group	1,849
Kramer Levin Naftalis & Frankel LLP	1,401
FTI Consulting, Inc.	1,188
Deloitte Tax LLP	843
Bates White, LLC	356
Godfrey & Kahn, S.C.	349
Caplin & Drysdale, Chartered	332
LFR, Inc.	298
Stuart Maue	254
Togut, Segal & Segal LLP	215
Stutzman, Bromberg, Esserman & Plifka, P.C.	180
Analysis, Research & Planning Corporation	170
Plante & Moran, PLLC	170
Butzel Long, PC	152
Great American Group Advisory & Valuation Services, L.L.C.	84
Claro Group, LLC	54
Brady C. Williamson	52
Legal Analysis Systems	50
Dean M Trafelet	48
Brownfield Partners, LLC	44
Hamilton, Rabinovitz & Associates, Inc.	29
Jenner & Block LLP	29

Total professional fees paid	$19,945

United States Bankruptcy Court for the Southern District of New York
In re: Motors Liquidation Company, et al.
Case No.: 09-50026 (REG) (Jointly Administered)

Case No.: 09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED DECEMBER 31, 2010

SCHEDULE OF RETAINERS PAID TO PROFESSIONALS
(Unaudited in thousands of U.S. Dollars)

Retained Professional	Balance as of December 31, 2010

AP Services, LLC	$16,571
Weil, Gotshal & Manges LLP	2,855
Honigman Miller LLP	312

Total outstanding retainers paid to professionals	$19,738

United States Bankruptcy Court for the Southern District of New York
In re: Motors Liquidation Company, et al.
Case No.: 09-50026 (REG) (Jointly Administered)

Case No.: 09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED DECEMBER 31, 2010

STATUS OF POST-PETITION TAXES PAID
(Unaudited in thousands of U.S. Dollars)

Month Ended
December 31, 2010
State and Local

Sales and use	$16
Real and personal property	108
Other	1

Total State and Local Taxes	$125

Total post-petition taxes paid	$125

United States Bankruptcy Court for the Southern District of New York
In re: Motors Liquidation Company, et al.
Case No.: 09-50026 (REG) (Jointly Administered)

Case No.: 09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.

MONTHLY OPERATING REPORT FOR THE MONTH ENDED
DECEMBER 31, 2010

DEBTOR QUESTIONNAIRE

	Must be completed each month. If the answer to any of the questions is “ Yes ” , provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?	X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?		X
7	Are any post-petition receivables (accounts, notes or loans) due from related parties?	X
8	Are any post-petition payroll taxes past due?		X
9	Are any post-petition State or Federal income taxes past due?		X
10	Are any post-petition real estate taxes past due?		X
11	Are any other post-petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?		X
13	Are any amounts owed to post-petition creditors delinquent?		X
14	Are any wage payments past due?		X
15	Have any post-petition loans been received by the Debtor from any party?		X
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X

Notes:
[1] - Certain de minimis assets have been sold outside the ordinary course of business during this reporting period pursuant to the Order Pursuant to 11 U.S.C. §§ 105 and 363 (A) Establishing Procedures for the Disposition of De Minimis Assets, and (B) Authorizing the Debtors to (i) Pay Related Fees, and (ii) Assume, Assume and Assign, or Reject Related Executory Contracts or Unexpired Leases, dated August 18, 2009 [Docket No. 3830] (the “De Minimis Asset Sale Order”).  Pursuant to the De Minimis Asset Sale Order, the Debtors are required to file quarterly reports listing certain assets sold thereunder.  On January 31, 2011, MLC filed a quarterly report covering the period October 1, 2010 through December 31, 2010.

[7] - Post-petition receivables due from affiliates (debtors and non-debtors) were the result from ordinary course of business transactions.  Receivables with Debtor entities have been eliminated in the Condensed Combined Debtors-in-Possession Statement of Net Assets (Liabilities).

[15] - The Debtors entered into the Wind Down Facility with the DIP Lenders in connection with the closing of the GM Asset Sale. All loan proceeds were received on July 10, 2009.

United States Bankruptcy Court for the Southern District of New York
In re: Motors Liquidation Company, et al.
Case No.: 09-50026 (REG) (Jointly Administered)

Case No.: 09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED DECEMBER 31, 2010
CONDENSED COMBINING DEBTORS-IN-POSSESSION STATEMENT OF OPERATIONS
FOR THE MONTH ENDED DECEMBER 31, 2010
(Unaudited in thousands of U.S. Dollars)

Case Number:	09-50026	09-50027	09-50028	09-13558	09-50029	09-50030

	Motors Liquidation Company	MLCS, LLC	MLCS Distribution Corporation	MLC of Harlem, Inc.	Remediation and Liability Management Company, Inc.	Environmental Corporate Remediation Company, Inc.	Eliminations	Combined Debtors

Rental and other income	$749	$-	$-	$-	$25	$-	$-	$774

Selling, administrative and other expenses	2,007	2	1	1	52	14	-	2,077

Operating loss	(1,258)	(2)	(1)	(1)	(27)	(14)	-	(1,303)

Interest expense	5,391	-	-	-	-	-	-	5,391
Interest income	(940)	-	-	-	-	-	-	(940)

Loss before reorganization items and income taxes	(5,709)	(2)	(1)	(1)	(27)	(14)	-	(5,754)

Reorganization items (gain) / loss	7,037	-	-	-	-	-	-	7,037

Loss before income taxes	(12,746)	(2)	(1)	(1)	(27)	(14)	-	(12,791)

Income taxes	-	-	-	-	-	-	-	-

Net loss	(12,746)	$(2)	$(1)	$(1)	$(27)	$(14)	$-	$(12,791)

Case No.: 09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED DECEMBER 31, 2010
CONDENSED COMBINING DEBTORS-IN-POSSESSION STATEMENT OF OPERATIONS
FOR THE FILING TO DATE PERIOD ENDED DECEMBER 31, 2010
(Unaudited in thousands of U.S. Dollars)

Case Number:	09-50026	09-50027	09-50028	09-13558	09-50029	09-50030

	Motors Liquidation Company	MLCS, LLC	MLCS Distribution Corporation	MLC of Harlem, Inc.	Remediation and Liability Management Company, Inc.	Environmental Corporate Remediation Company, Inc.	Eliminations	Combined Debtors

Rental and other income	$29,986	$-	$-	$-	$150	$-	$-	$30,136

Selling, administrative and other expenses	149,797	8	9	1	1,668	1,015	-	152,498

Operating loss	(119,811)	(8)	(9)	(1)	(1,518)	(1,015)	-	(122,362)

Interest expense	90,922	-	-	-	-	-	-	90,922
Interest income	(6,922)	-	-	-	-	-	-	(6,922)

Loss before reorganization items and income taxes	(203,811)	(8)	(9)	(1)	(1,518)	(1,015)	-	(206,362)

Reorganization items	2,016,742	35	10	10	14,957	6,889	-	2,038,643

Loss before income taxes	(2,220,553)	(43)	(19)	(11)	(16,475)	(7,904)	-	(2,245,005)

Income taxes	2	2	2	-	1	-	-	7

Net loss	$(2,220,555)	$(45)	$(21)	$(11)	$(16,476)	$(7,904)	$-	$(2,245,012)

Case No.: 09-50026 (REG) (Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED DECEMBER 31, 2010
CONDENSED COMBINING DEBTORS-IN-POSSESSION STATEMENT OF NET ASSETS
AS OF DECEMBER 31, 2010
(Unaudited in thousands of U.S. Dollars)

	09-50026	09-50027	09-50028	09-13558	09-50029	09-50030

	Motors Liquidation Company	MLCS, LLC	MLCS Distribution Corporation	MLC of Harlem, Inc.	Remediation and Liability Management Company, Inc.	Environmental Corporate Remediation Company, Inc.	Eliminations	Combined Debtors
Assets:

Cash and cash equivalents	$243,746	$-	$-	$-	$-	$-	$-	$243,746
Short term investments in U.S. Treasury securities	346,140	-	-	-	-	-	-	346,140
Due from affiliates	8,744	-	-	-	-	-	(8,724)	20
Prepaid expenses	1,962	-	-	-	-	-	-	1,962
Other current assets	23,499	-	-	-	-	-	-	23,499

Total current assets	624,091	-	-	-	-	-	(8,724)	615,367

Property, plant and equipment
Land and building	79,340	-	-	-	538	-	-	79,878
Machinery and equipment	31,249	-	-	-	-	-	-	31,249

Total property, plant and equipment	110,589	-	-	-	538	-	-	111,127

Investment in GMC	-	-	-	-	-	-	-	-
Investments in U.S. Treasury securities	346,757	-	-	-	-	-	-	346,757
Restricted cash	71,886	-	-	-	-	-	-	71,886
Other assets	215	-	-	-	-	-	-	215

Total assets	$1,153,538	$-	$-	$-	$538	$-	$(8,724)	$1,145,352

Liabilities:

Debtor-in-possession financing	$1,252,184	$-	$-	$-	$-	$-	$-	$1,252,184
Accounts payable	6,091	-	-	-	-	-	-	6,091
Due to GM LLC	906	-	-	-	-	-	-	906
Due to affiliates	959	15	16	6	4,250	1,337	(5,624)	959
Accrued sales, use and other taxes	3,378	-	-	-	-	-	-	3,378
Accrued professional fees	26,630	-	-	-	-	-	-	26,630
Environmental reserves	490,083	-	-	-	28,769	4,932	-	523,784
Other accrued liabilities	14,218	-	-	-	-	-	-	14,218

Total current liabilities	1,794,449	15	16	6	33,019	6,269	(5,624)	1,828,150

Liabilities subject to compromise	35,018,293	-	-	-	2,342	2,687	(3,100)	35,020,222

Total liabilities	36,812,742	15	16	6	35,361	8,956	(8,724)	36,848,372

Net assets (liabilities)	$(35,659,204)	$(15)	$(16)	$(6)	$(34,823)	$(8,956)	$-	$(35,703,020)

Case No.: 09-50026 (REG) (Jointly Administered)